SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NEW YORK LIFE INVESTMENTS FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI EPOCH INTERNATIONAL CHOICE FUND

51 Madison Avenue

New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 28, 2026

The Proxy Statement is also available at www.proxy-direct.com/nyl-35203.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the NYLI Epoch International Choice Fund (“Fund”), a series of New York Life Investments Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investment Management”) located at 51 Madison Avenue, New York, New York 10010, on September 28, 2026, at 10:00 a.m., Eastern time.

At the Special Meeting, and as described in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Fund will be asked to consider and approve the following proposals (each, a “Proposal” and together, the “Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management, the Fund’s investment manager, and Candriam with respect to the Fund;

2.

To permit New York Life Investment Management, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval; and

3.	To transact such other business as may properly come before the Special Meeting.

Proposal 1 corresponds to the repositioning (the “Repositioning”)1 of the Fund, currently subadvised by Epoch Investment Partners, Inc. (“Epoch”). The Board, at the recommendation of New York Life Investment

1.

For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposals in the accompanying Proxy Statement. Please also see the supplement to the Fund’s Prospectus and Statement of Additional Information dated June 12, 2026.

Management, considered and approved a new subadvisory agreement between New York Life Investment Management and Candriam with respect to the Fund, to be effective, if approved by shareholders, on or about October 2, 2026. If shareholders approve Proposal 1, the Fund will also undergo the following changes, which will also take effect on or about October 2, 2026: (i) appointing Candriam as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Fund’s name to the “NYLIM Candriam International Core Equity Fund” and modifying the Fund’s principal investment strategies, investment process and principal risks; (iii) adopting a non-fundamental investment policy pursuant to Rule 35d-1 (the “Names Rule”) of the Investment Company Act of 1940, as amended (“1940 Act”); (iv) reducing the management fee; and (v) adopting a new expense cap for Class I shares.

Approval of Proposal 2 would authorize the Fund, and New York Life Investment Management, as investment manager of the Fund, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (the “SEC”), which permits New York Life Investment Management, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with wholly-owned and unaffiliated subadvisors on behalf of the Fund in the future without obtaining shareholder approval. The expanded exemptive order also permits the Fund to disclose: (i) the fees to New York Life Investment Management and any “Wholly-Owned Subadvisor” (as defined in the discussion of Proposal 2) on an aggregate basis and (ii) the aggregate fees paid to any Affiliated Subadvisors and unaffiliated subadvisors (as defined in the discussion of Proposal 2). Approval of Proposal 2 would also authorize the Fund, and New York Life Investment Management, as investment manager of the Fund, to operate the Fund under any manager-of-managers structure as may be permitted now or in the future pursuant to exemptive relief, law, rule, no-action relief or guidance from the SEC or its staff.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about October 2, 2026.

Although the Trustees have determined that each Proposal is in the best interests of the Fund, the final decision to approve each Proposal is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Fund as of the close of business on June 30, 2026. If you attend the Special Meeting, you may vote your shares of the Fund in person. Even if you do not attend the Special Meeting, you may authorize your proxy by: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the proxy card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll-free through an automated touchtone voting line at 1-800-337-3503, or, if you have questions about the agenda for the Special Meeting or about how to vote your shares, please call a live operator toll-free at 1-888-812-6810 Monday through Friday, 8:30 a.m. to 5:00 p.m., Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer
July 9, 2026

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe Trust dated 12/28/78	Jane B. Doe, Trustee u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Custodian f/b/o John B Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI EPOCH INTERNATIONAL CHOICE FUND

51 Madison Avenue

New York, New York 10010

PROXY STATEMENT

July 9, 2026

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 28, 2026

This Proxy Statement is also available at www.proxy-direct.com/nyl-35203.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of New York Life Investments Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the NYLI Epoch International Choice Fund (“Fund”), a series of the Trust, for a special meeting of shareholders of the Fund (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on September 28, 2026, at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investment Management”) located at 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about July 20, 2026 to all shareholders of record of the Fund as of the close of business on June 30, 2026 (“Record Date”).

At the Special Meeting, and as described in greater detail in this Proxy Statement, shareholders of the Fund will be asked to consider and approve the following proposals (each, a “Proposal” and together, the “Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management, the Fund’s investment manager, and Candriam with respect to the Fund;

2.

To permit New York Life Investment Management, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval; and

3.	To transact such other business as may properly come before the Special Meeting.

Proposal 1 corresponds to the repositioning (the “Repositioning”)2 of the Fund, currently subadvised by Epoch Investment Partners, Inc. (“Epoch”). The Board, at the recommendation of New York Life Investment Management, considered and approved a new subadvisory agreement between New York Life Investment Management and Candriam with respect to the Fund, to be effective, if approved by shareholders, on or about October 2, 2026. If shareholders approve Proposal 1, the Fund will also undergo the following changes, which will also take effect on or about October 2, 2026: (i) appointing Candriam as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Fund’s name to the “NYLIM Candriam International Core Equity Fund” and modifying the Fund’s principal investment strategies, investment process and principal risks; (iii) adopting a non-fundamental investment policy pursuant to Rule 35d-1 (the “Names Rule”) of the Investment Company Act of 1940, as amended (“1940 Act”); (iv) reducing the management fee; and (v) adopting a new expense cap for Class I shares.

Approval of Proposal 2 would authorize the Fund, and New York Life Investment Management, as investment manager of the Fund, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (the “SEC”), which permits New York Life Investment Management, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with wholly-owned and unaffiliated subadvisors on behalf of the Fund in the future without obtaining shareholder approval. The expanded exemptive order also permits the Fund to disclose: (i) the fees to New York Life Investment Management and any “Wholly-Owned Subadvisor” (as defined in the discussion of Proposal 2) on an aggregate basis and (ii) the aggregate fees paid to any Affiliated Subadvisors and unaffiliated subadvisors (as defined in the discussion of Proposal 2). Approval of Proposal 2 would also authorize the Fund, and New York Life Investment Management, as investment manager of the Fund, to operate the Fund under any manager-of-managers structure as may be permitted now or in the future pursuant to exemptive relief, law, rule, no-action relief or guidance from the SEC or its staff.

2.

For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposals in the accompanying Proxy Statement. Please also see the supplement to the Fund’s Prospectus and Statement of Additional Information dated June 12, 2026.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about October 2, 2026.

Although the Trustees have determined that each Proposal is in the best interests of the Fund, the final decision to approve each Proposal is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Only shareholders who owned shares of the Fund on the Record Date are entitled to vote at the Special Meeting. Each share of the Fund that you owned as of the Record Date entitles you to one (1) vote with respect to each Proposal and such other matters as may properly come before the Special Meeting. Ownership of a fractional share entitles you to a corresponding fractional vote.

It is important for you to vote on each of the Proposals. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on each of the Proposals.

PROPOSAL 1

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN

NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CANDRIAM

WITH RESPECT TO THE NYLI EPOCH INTERNATIONAL CHOICE FUND

Proposal 1 relates to a proposed new subadvisory agreement between New York Life Investment Management and Candriam with respect to the Fund (“Proposed New Subadvisory Agreement”). Shareholder approval of the Proposed New Subadvisory Agreement is necessary for Candriam to subadvise the Fund. In addition, the Repositioning, as described in the supplement as discussed below to the Fund’s Prospectus and Statement of Additional Information dated June 12, 2026, will not occur without shareholder approval of Proposal 1.

At an in-person meeting held on June 9-10, 2026, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”), considered and approved the appointment of Candriam as subadvisor to the Fund, in replacement of Epoch, to be effective on or about October 2, 2026, subject to shareholder approval of Proposal 1. At the same meeting, the Board considered and approved several other proposals related to the Repositioning, including: (i) appointing Candriam as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Fund’s name to the “NYLIM Candriam International Core Equity Fund” and modifying the Fund’s principal investment strategies, investment process and principal risks; (iii) adopting a non-fundamental investment policy pursuant to the Names Rule of the 1940 Act; (iv) reducing the management fee; and (v) adopting a new expense cap for Class I shares.

What are Shareholders Being Asked to Approve?

The Fund’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which Candriam will serve as subadvisor to the Fund. If shareholders do not approve Proposal 1, New York Life Investment Management and the Board will consider other options that may be available to the Fund. In any case, the Fund would inform shareholders with respect to the specific changes to the Fund, including any changes to the subadvisor or investment strategies that would take place, if any.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investment Management and the Trust have obtained an exemptive order (the “Order”) from the SEC, which, in relevant part, permits New York Life Investment Management, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated (and certain affiliated) subadvisors and to modify any existing or future subadvisory agreement with unaffiliated (and certain affiliated) subadvisors without shareholder approval. The Order is described in more detail in the Fund’s Prospectus (February 28, 2026) and Statement of Additional Information (February 28, 2026, as amended March 30, 2026).

The Fund has approved the use of the Order only with respect to unaffiliated subadvisors. Candriam is an indirect majority-owned, fully autonomous subsidiary of New York Life Insurance Company. Therefore, the Fund cannot replace Epoch with Candriam as subadvisor to the Fund without obtaining shareholder approval.

The Board’s recommendation that shareholders approve Proposal 1 is based on, among other things, the nature, extent and quality of the services the Board believes Candriam is capable of providing to the Fund. The primary factors the Board considered in concluding to recommend shareholders vote FOR Proposal 1 are summarized on the following pages.

What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

New York Life Investment Management believes that the potential benefits to shareholders from the Repositioning and the Proposed New Subadvisory Agreement, relative to the Fund as currently positioned and subadvised by Epoch, include, among others: (i) the opportunity to participate in a more broadly-diversified quantitatively managed international strategy; (ii) improved and more consistent relative performance; (iii) lower management fees and total net expenses; and (iv) improved asset retention and scale opportunities.

The Fund’s current investment strategy and the strategy that Candriam will employ as part of the Repositioning are similar in that they each provide investors with international large cap blend exposure. Currently, the Fund is fundamentally managed and employs a focused approach with between 30 and 40 holdings. Conversely, Candriam’s strategy is broadly diversified and quantitatively managed. Candriam’s strategy constructs a diversified portfolio consisting of 100 to 150 holdings.

Below is a comparison of the Fund’s current principal investment strategy and the investment strategy which will be implemented as part of the Repositioning.

Current Investment Strategy	Post-Repositioning Investment Strategy
The Fund seeks to achieve its investment objective by investing in a portfolio consisting mostly of foreign equity securities, which may include companies in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in foreign equity securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg, Factset or ICE Data Services Inc. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. Equity securities include common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund will normally invest in companies in at least three countries outside of the United States. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Canada, Western Europe,

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and include equity related securities.

Candriam, the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of international securities. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities of foreign companies, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. The Fund’s Subadvisor defines emerging market countries as those countries that are included in the

Current Investment Strategy	Post-Repositioning Investment Strategy

Asia and Australasia. The Fund may invest more than 25% of its net assets in securities of companies in each of the United Kingdom and Japan. In order to gain additional exposure to international markets, the Fund may also invest in exchange traded funds (“ETFs”), whose underlying securities are issued by international companies.

Investment Process: Epoch Investment Partners, Inc., the Fund’s Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

Material environmental, social and governance (“ESG”) factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are

MSCI Emerging + Frontier Markets Index.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards. To the extent that the Fund utilizes derivatives that provide investment exposure to the investments listed above or to one or more market risk factors associated with such investments, the notional value of such derivatives will be counted towards the Fund’s 80% investment policy.

Investment Process: The Subadvisor’s quantitative equity investment team evaluates every stock through a proprietary screening process using fundamental and financial market data across five factors: (i) Value; (ii) Quality; (iii) Growth; (iv) Sentiment; and (v) Volatility. In practice, that means the stock selection framework draws on metrics such as forward earnings yield, return on invested capital, expected earnings per share growth, earnings revisions and momentum, and stock-specific volatility. These signals are then translated into a single score through a proprietary framework that incorporates systematic factor risk, expected return, and correlations using Candriam’s proprietary factor risk model, combining Candriam’s model insights with market

Current Investment Strategy	Post-Repositioning Investment Strategy

identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

information to build a balanced and consistent assessment. In addition to the factor considerations, the screening platform considers environmental, social and governance risks by limiting exposure to industries such as thermal coal extraction, tobacco production and armament.

The Subadvisor seeks positive returns across economic business cycles through stock selection and by maintaining a diversified portfolio, while maintaining a balanced and benchmark aware exposure to countries and sectors The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may also sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Additionally, as part of the Repositioning, the Fund will adopt the following non-fundamental investment policy pursuant to the Names Rule:

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

Currently, the Fund does not have a policy pursuant to the Names Rule.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

At a meeting held on June 9-10, 2026, the Board considered and approved New York Life Investment Management’s recommendations, proposed to be effective on or about October 2, 2026, to appoint Candriam as the subadvisor to the Fund, to approve the Proposed New Subadvisory Agreement to be effective, subject to shareholder approval, and the related Repositioning. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially similar to the terms of the current subadvisory agreement with Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund, but that the proposed subadvisory fee under the Proposed New Subadvisory Agreement with Candriam is lower than the subadvisory fee paid to Epoch at every level of assets under the then-current subadvisory agreement. The Board also noted that New York Life Investment Management’s recommendation to replace Epoch with Candriam as subadvisor to the Fund is subject to a conflict of interest because Epoch is not affiliated with New York Life Investment Management and Candriam is an indirect majority-owned subsidiary of New York Life Insurance Company and took into account the estimated impact on the profits expected to be realized by New York Life Investment Management under the Management Agreement with the Fund as a result of replacing Epoch with Candriam.

In reaching the decisions to approve the Repositioning and Proposed New Subadvisory Agreement, the Board considered information and materials furnished by New York Life Investment Management and Candriam in connection with meetings of the Board and its Contracts, Investment and Operations Oversight Committees held on June 10, 2026, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Candriam that follow investment strategies similar to those proposed for the Fund, as repositioned, and the rationale for any differences in the Fund’s proposed subadvisory fee and the fees charged to such other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the New York Life Investment Management Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Candriam in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investment Management and Candriam personnel. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel and, for portions thereof, with senior management of New York Life Investment Management.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decisions, the factors that figured prominently in the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Candriam; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of other investment advisory clients managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Candriam from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which any economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investment Management to Candriam and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investment Management.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information and materials provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from Candriam personnel, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investment Management and Candriam. The Board’s decision with respect to the Proposed New Subadvisory Agreement may have also been based, in part, on the Board’s knowledge of Candriam resulting from, among other things, the Board’s consideration of the advisory agreements for other funds in the New York Life Investment Management Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the New York Life Investment Management Group of Funds and each Trustee’s business judgment and industry experience. The Board took note of New York Life Investment Management’s belief that Candriam, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, there are a range of investment options available to investors and that the Fund’s shareholders having had the opportunity to consider other investment options, have invested in the Fund. The Board also considered New York Life Investment Management’s belief that the potential benefits to shareholders from the Repositioning and the Proposed New Subadvisory Agreement, relative to the Fund as currently positioned and subadvised by Epoch, include, among others: (i) the opportunity to participate in a more broadly-diversified quantitatively managed international strategy; (ii) improved and more consistent relative performance; (iii) lower management fees and total net expenses; and (iv) improved asset retention and scale opportunities.

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by Candriam

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investment Management’s responsibilities as manager of the Fund, noting that New York Life Investment Management is responsible for supervising the Fund’s subadvisor. The Board examined the range, and the nature, extent and quality of the investment advisory services that Candriam proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Candriam:

•	experience in providing investment advisory services;

•

experience in serving as advisor to other investment advisory clients with similar strategies as those of the Fund, as repositioned, and the performance track record of such other investment advisory clients;

•	experience of investment advisory and other senior personnel;

•	overall resources, legal and compliance environment, capabilities, reputation, financial condition and history;

•

New York Life Investment Management’s and Candriam’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws;

•	ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund;

•	portfolio construction and risk management processes;

•

experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	assets under management.

Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Candriam.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective and strategies. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year, including the Fund’s investment performance compared to the Fund’s benchmark and the Fund’s investment performance ranking relative to a group of peer funds.

The Board also took into account its discussions with senior management at New York Life Investment Management concerning the Fund’s investment performance over various periods and other alternatives to the Repositioning and the Proposed New Subadvisory Agreement considered by New York Life Investment Management. In addition, the Board considered discussions between the Fund’s current portfolio management team and the members of the Board’s Investment Committee. The Board further considered that shareholders may benefit from Candriam’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.

The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Candriam currently manages other investment advisory clients with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such other investment advisory clients. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Candriam.

Based on these considerations, among others, the Board concluded that the selection of Candriam as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by Candriam

The Board considered the anticipated costs of the services to be provided by Candriam under the Proposed New Subadvisory Agreement and the profits expected to be realized by Candriam due to its relationship with the Fund. Because Candriam is an affiliate of New York Life Investment Management whose subadvisory fee would be paid by New York Life Investment Management, not directly by the Fund, the Board considered cost and profitability information for New York Life Investment Management and Candriam in the aggregate, including taking into account the estimated impact on the profits expected to be realized by New York Life Investment Management under the Management Agreement with the Fund as a result of replacing Epoch with Candriam.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by Candriam and profits expected to be realized by Candriam, the Board considered, among other factors, Candriam’s investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investment Management would be responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of Candriam and acknowledged that Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for Candriam to be able to provide high-quality services to the Fund. The Board also took into account that, in connection with these proposals, New York Life Investment Management proposed, and the Board approved, a reduction in the management fee paid by the Fund to New York Life Investment Management under the Management Agreement with respect to the Fund.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Candriam and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investment Management and Candriam that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Candriam. Additionally, the Board considered New York Life Investment Management’s representation that New York Life Investment Management would make every effort to minimize potential indirect costs associated with the Repositioning.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investment Management and its affiliates, including Candriam, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investment Management and its affiliates, including Candriam, due to their relationships with the Fund are reasonable and other expected benefits that may accrue to Candriam and its affiliates are consistent with those expected for a subadvisor to a mutual fund.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee to be paid under the Proposed New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investment Management because the subadvisory fee to be paid to Candriam would be paid by New York Life Investment Management, not directly by the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investment Management and the amount of the management fee expected to be retained by New York Life Investment Management.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investment Management on fees and expenses of peer funds, and the Board considered information provided by Candriam on fees charged to other investment advisory clients that follow investment strategies similar to those of the Fund, as repositioned. The Board considered the contractual management fee schedule for the Fund and noted that New York Life Investment Management proposed to reduce the Fund’s contractual management fee. The Board also considered that in proposing fees for the Fund, New York Life Investment Management considers the competitive marketplace for mutual funds.

Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investment Management, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the New York Life Investment Management Group of Funds.

Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints or expense limitation agreements, initially setting management fee rates at scale or making additional investments to enhance the services to be provided to the Fund.

Based on this information, the Board concluded that economies of scale, if any, are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the Proposed New Subadvisory Agreement.

What are the Terms of the Proposed New Subadvisory Agreement?

A copy of the form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement3. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Epoch with respect to the Fund. However, the subadvisory fee schedule to be paid to Candriam under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Epoch under the current subadvisory agreement at each asset level. Subadvisory fees are paid by New York Life Investment Management and not directly by the Fund.

Pursuant to the Proposed New Subadvisory Agreement, Candriam would serve as the subadvisor to the Fund, and, on behalf of the Fund, would select the Fund’s investments and place all orders for purchases and sales of securities in accordance with the Fund’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investment Management and oversight by the Board. In addition, Candriam would perform the following services:

3.	Exhibit A contains a copy of the existing subadvisory agreement between New York Life Investment Management and Candriam and a form of amendment relating to the proposed addition of the Fund.

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make available to the Trust and New York Life Investment Management, promptly upon reasonable request, all of the Fund’s investment records and ledgers maintained by Candriam (which shall not include the records and ledgers maintained by the custodian or Fund accounting agent for the Fund) as are necessary to assist the Fund and New York Life Investment Management to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

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furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations;

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provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund’s assets and furnish the Board such periodic and special reports with respect to the Fund as the Board and New York Life Investment Management may reasonably request;

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provide reasonable assistance, upon request, to the custodian and Fund accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any Fund securities or other assets of the Fund for which the custodian and Fund accounting agent seek assistance from, or which they identify for review by, Candriam; and

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arrange for the transmission to the custodian and Fund accounting agent for the Fund, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and Fund accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund.

If shareholders approve Proposal 1, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about October 2, 2026, and, unless sooner terminated, would continue for an initial two-year term. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees or by a vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Fund’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (i) by New York Life Investment Management at any time without penalty, upon sixty (60) days’ written notice to Candriam and the Trust; (ii) by the Trust at any time without payment of any penalty, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to New York Life Investment Management and Candriam; or (iii) by Candriam at any time without penalty, upon sixty (60) days’ written notice to New York Life Investment Management and the Trust.

The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, Candriam, any affiliated person of Candriam, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Candriam shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Candriam’s duties, or by reason of reckless disregard of Candriam’s obligations and duties under the Proposed New Subadvisory Agreement.

In consideration for the services it provides to the Fund, New York Life Investment Management pays Epoch an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s average daily net assets as follows: 0.400% up to $5 billion, 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% in excess of $7.5 billion. Epoch received a total of $1,012,119 in subadvisory fees for the fiscal year ended October 31, 2025. Epoch was last approved as the subadvisor to the Fund by shareholders of the Fund on April 1, 2017, and its continuance as the subadvisor to the Fund was last approved by the Board at its meeting held on December 10, 2025.

The subadvisory fee schedule to be paid to Candriam under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Epoch under the current subadvisory agreement at each asset level. The

Proposed New Subadvisory Agreement provides that New York Life Investment Management would pay Candriam an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s average daily net assets as follows: 0.30% on assets up to $5 billion, 0.2875% on assets from $5 billion to $7.5 billion, and 0.275% on assets in excess of $7.5 billion.

Subadvisory fees are paid by New York Life Investment Management and not directly by the Fund; therefore, the Fund does not directly enjoy the benefits of this reduction. If the new subadvisory fee schedule had been in place for the fiscal year ended October 31, 2025, on a pro forma basis the subadvisory fees payable by New York Life Investment Management to Candriam would have been $759,089 or 0.30% of assets.

Were there any Other Changes Approved by the Board in Connection with the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement, subject to shareholder approval, at a meeting held on June 9-10, 2026, the Board considered and approved the Repositioning, which is expected to take effect on or about October 2, 2026, if shareholders of the Fund approve the Proposed New Subadvisory Agreement. The Repositioning includes: (i) appointing Candriam as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Fund’s name to the “NYLIM Candriam International Core Equity Fund” and modifying the Fund’s principal investment strategies, investment process and principal risks; (iii) adopting a non-fundamental investment policy pursuant to the Names Rule of the 1940 Act; (iv) reducing the management fee; and (v) adopting a new expense cap for Class I shares.

The Fund and New York Life Investment Management also reserve the right to make any changes in connection with the Repositioning if shareholders do not approve Proposal 1, subject to any required approvals. The effectiveness of Proposal 1, if approved by shareholders, is not contingent upon the approval of any other proposal by shareholders of the Fund, including Proposal 2.

For additional details regarding these changes, please refer to the supplement to the Fund’s Prospectus and Statement of Additional Information dated June 12, 2026.

MANAGEMENT AGREEMENT

New York Life Investment Management, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund pursuant to the Management Agreement between New York Life Investment Management and the Trust, on behalf of the Fund. New York Life Investment Management has managed the Fund since its inception. New York Life Investment Management was approved as the investment manager to the Fund by the sole initial shareholder of the Fund on February 22, 2010, and its continuance as the investment manager to the Fund was last approved by the Board at its meetings held on December 10, 2025.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by New York Life Investment Management. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

In conformity with the stated policies of the Fund, New York Life Investment Management administers the Fund’s business affairs. New York Life Investment Management also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Fund.

The Management Agreement provides that New York Life Investment Management shall not be liable to the Trust for any error of judgment by New York Life Investment Management or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investment Management’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investment Management may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investment Management chooses to delegate to a subadvisor, New York Life Investment Management is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investment Management continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets.

Currently, the Fund pays New York Life Investment Management a monthly fee furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% on assets up to $5 billion, 0.775% on assets from $5 billion to $7.5 billion and 0.75% on assets over $7.5 billion. In addition, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.95% of the Fund’s average daily net assets. Further, New York Life Investment Management also has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. Each of these agreements remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund. During the fiscal year ended October 31, 2025, New York Life Investment Management earned fees from the Fund in the amount of $2,024,237 and waived its fees and/or reimbursed expenses in the amount of $6,716.

As part of the Repositioning, the Fund would pay New York Life Investment Management a monthly fee furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% on assets up to $5 billion, 0.675% on assets from $5 billion to $7.5 billion and 0.65% on assets over $7.5 billion. New York Life Investment Management will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.85% of the Fund’s average daily net assets. New York Life Investment Management also will continue to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. Each of these new agreements will become effective on October 2, 2026 and will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

Exhibit B to this Proxy Statement sets forth the officers and directors of New York Life Investment Management.

INFORMATION ABOUT CANDRIAM

Subject to shareholder approval, Candriam, under New York Life Investment Management’s supervision, will be responsible for making the decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Fund; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Fund. For these services, Candriam will be paid an annual fee, computed daily and paid monthly, by New York Life Investment Management, and not by the Fund, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

Candriam has its principal office at 19-21 route d’Arlon L-8009 Strassen, Luxembourg. Candriam is an indirect majority-owned subsidiary of New York Life Insurance Company. As of December 31, 2025, Candriam managed approximately $190.9 billion in assets under supervision.

Candriam does not advise or subadvise any other mutual fund that has an investment objective and principal investment strategy similar to those of the Fund following the Repositioning.

Exhibit C to this Proxy Statement sets forth the officers and directors of Candriam.

The following individuals would be primarily responsible for the day-to-day management of the Fund.

Dave Benichou

Mr. Benichou has been deputy head of quantitative equity since 2024 and Portfolio Manager/Senior Quantitative Analyst in Candriam’s Quantitative Equity Management Team since 2017. He has over 20 years of experience in systematic investment strategy management. Prior to joining Candriam, he was in charge of the Quantitative Long Only equity funds and helped develop investment strategies at KBC Asset Management. Before that, at Amundi Asset Management and Systeia Capital Management, he managed Quantitative and Statistical Arbitrage equity market neutral funds and was engaged in quantitative research. Mr. Benichou holds a Master’s Degree in Applied Mathematics, Statistics and Economics from Nice Sophia Antipolis University and a postgraduate degree in Banking and Finance from Pantheon-Sorbonne University. He is also a CFA charterholder.

Sébastien Jallet

Mr. Jallet has been at Candriam since 2011 and has been a quantitative analyst/portfolio manager since 2016. Before that, he was a junior quantitative manager for capital preservation and derivatives overlay (2011) and an investment engineer (2013). Mr. Jallet has a University Certificate of Quantitative Methods of Finance from Université Libre de Bruxelles. He also has a postgraduate in Financial Management from Solvay and a Civil Engineer Mechanics from Faculté Polytechnique Mons.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Fund, Candriam would seek the best execution of the Fund’s orders, taking into account the factors specified in the Fund’s Prospectus and Statement of Additional Information. In the course of seeking to obtain best execution, Candriam may place such orders with brokers and dealers who provide market, statistical and other research information to it.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investment Management, may act as a broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investment Management. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the Fund’s most recently completed fiscal year.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

Fund holdings turnover related to the Repositioning is anticipated to be significant, and could be as high as 100%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Repositioning are currently estimated to be approximately $300,000 to $325,000. New York Life Investment Management will bear the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs, there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in costs to the Fund caused by changes in market prices. The Fund will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investment Management represented that Candriam would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Fund. In addition, New York Life Investment Management committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

Assuming that Fund portfolio holdings turnover related to the Repositioning will be 100%, as of June 30, 2026 the Fund would realize distributable net capital gains of approximately $40 million ($7.16 per share or 13% of net assets).

Although the Fund is expected to recognize a gain for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any, at the end of the year. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund as of the end of the year. Please consult the Fund’s Prospectus for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation.

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BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

PROPOSAL 2

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENT MANAGEMENT, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investment Management, in its capacity as the investment manager to the Fund, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with unaffiliated subadvisors and any subadvisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of New York Life Investment Management (“Affiliated Subadvisors”) retained by New York Life Investment Management to manage the Fund with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the New York Life Investment Management Group of Funds, including the Fund, currently operate under some form of this advisory structure. In addition, some of the funds/portfolios in the New York Life Investment Management Group of Funds have a history of using multiple affiliated and unaffiliated subadvisors, and New York Life Investment Management has successfully replaced such subadvisors when appropriate.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investment Management and the Trust have obtained an exemptive order (i.e., the Order)4 from the SEC permitting New York Life Investment Management, on behalf of the Fund and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any current or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (i.e., a Wholly-Owned Subadvisor). Under the 1940 Act, a company is a wholly-owned subsidiary of

4.	See The MainStay Funds, et al., Rel. No. IC-31597 (May 11, 2015) (Notice); Rel. No. IC-31663 (Jun. 8, 2015) (Order), File No. 812-14360.

another company if 95 percent or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors.

On May 29, 2019, the SEC issued an exemptive order to Carillon Series Trust, et al.5 that would permit the trust and its investment adviser, subject to the approval of the board of the trust, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisors and any subadvisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act. On July 9, 2019, the SEC staff issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover affiliated subadvisors without seeking an amended exemptive order from the SEC. The SEC staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, including that shareholders of the relevant fund(s) approve the operation of the fund(s) under the manager of managers structure contemplated by the Carillon Order.

The Fund is currently operating under a “manager-of-managers” structure whereby New York Life Investment Management is permitted to enter into or materially amend subadvisory agreements with unaffiliated subadvisors with prior Board approval but without shareholder approval, which provides less flexibility, efficiency and cost-effectiveness than is permitted by the Order. For the Fund to be able to rely on the expanded exemptive relief provided under the Order, which superseded a prior order that provided relief only with respect to unaffiliated subadvisors, shareholders must first approve the expanded exemptive relief. In addition, if Proposal 2 is approved by shareholders, the Trust and New York Life Investment Management intend to rely on the Carillon Order with respect to the Fund and comply with its conditions.

Under this Proposal 2, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Fund may enter into any new subadvisory agreements. However, if shareholders approve this Proposal 2, in addition to the relief available under the prior order that applies only to hiring or modifying existing or future subadvisory agreements with

5.	See Carillon Series Trust, et al., Rel. No. IC-33464 (May 2, 2019) (Notice); Rel. No. IC-33494 (May 29, 2019) (Order), File No. 812-14194-03 (the “Carillon Order”).

unaffiliated subadvisors, a shareholder vote will no longer be required to approve subadvisory agreements with Affiliated Subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Fund’s operations, but permitting the Fund to operate more efficiently and cost-effectively.

By approving Proposal 2, shareholders are approving the operation by the Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders are also approving any manager-of-managers structure as may be permitted now or in the future pursuant to exemptive relief, law, rule, no-action relief or guidance from the SEC or its staff.

It is anticipated that, if approved by shareholders, Proposal 2 would take effect on or about October 2, 2026.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Fund and the Shareholders?

The Board believes that it is in the best interests of the Fund and its shareholders to provide New York Life Investment Management and the Board with increased flexibility to recommend changes in subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining shareholder approval. The Board believes that the expanded manager-of-managers arrangement under the Order would permit the Fund to operate more efficiently and cost-effectively than it is able to operate under the prior order. Under an expanded manager-of-managers arrangement, New York Life Investment Management would have greater flexibility to make investment decisions in a time sensitive manner. Under the current arrangement, the Trust must call and hold a shareholder meeting of the Fund before it may appoint a new Affiliated Subadvisor or materially amend a subadvisory agreement with an Affiliated Subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Fund, thereby reducing shareholders’ investment returns.

As the investment manager to the Fund, New York Life Investment Management currently monitors the performance of Epoch, and beginning on or about October 2, 2026, will monitor the performance of Candriam as subadvisor to the Fund if shareholders approve Proposal 1. Also, New York Life Investment Management is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued

or terminated with respect to the Fund. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, New York Life Investment Management considers several factors, including the Subadvisor’s performance record while managing the Fund. When a shareholder invests in the Fund, the shareholder effectively hires New York Life Investment Management to manage the assets of the Fund, either directly or via one or more subadvisors under New York Life Investment Management’s supervision. Therefore, the Board believes that shareholders already expect that New York Life Investment Management and the Board will take responsibility for overseeing any subadvisors engaged for the Fund and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Fund has engaged New York Life Investment Management as the investment manager and New York Life Investment Management’s experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investment Management to recommend, monitor, and evaluate Affiliated Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Fund, with an Affiliated Subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investment Management will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investment Management to more efficiently and effectively take steps intended to meet such expectations for monitoring such subadvisors.

If shareholders approve Proposal 2, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investment Management and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement. Moreover, any increase in the management fee paid by the Fund to New York Life Investment Management or other material amendment to the Management Agreement with New York Life Investment Management would continue to require the approval of the Board and shareholders under current SEC and SEC staff interpretations.

Finally, several of the other funds/portfolios in the New York Life Investment Management Group of Funds are currently permitted to operate under the Order, and shareholders of several of these funds/portfolios have approved the operation under any future rule or SEC relief that would allow the application of a manager-of-managers structure to any Affiliated Subadvisor. As a result, if shareholders approve this Proposal 2, the Fund would be able to operate in a similar manner as these other funds/portfolios in the New York Life Investment Management Group of Funds. If shareholders do not approve this Proposal 2, the Trust will continue to be required to solicit shareholder approval to appoint an Affiliated Subadvisor or to materially amend a subadvisory agreement with an Affiliated Subadvisor.

In addition, the effectiveness of Proposal 2, if approved by shareholders, is not contingent upon the approval by shareholders of the Fund of Proposal 1 or any other proposal properly brought before the Special Meeting.

Would Proposal 2 Have Any Effect on the Advisory Fees Paid by the Fund to New York Life Investment Management or the Quality of Advisory Service the Fund Receives?

This Proposal 2 would not directly affect the amount of management fees paid by the Fund to New York Life Investment Management. When entering into and amending subadvisory agreements, New York Life Investment Management has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, New York Life Investment Management has and shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investment Management by the Fund are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal 2, New York Life Investment Management will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides, in accordance with the Management Agreement between New York Life Investment Management and the Trust, on behalf of the Fund, and other agreements.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investment Management an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investment Management and the Trust, on behalf of the Fund, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors;

(b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders. The Order also permits the Trust to disclose: (a) the aggregate fees paid to New York Life Investments and any Wholly-Owned Subadvisors; (b) the aggregate fees paid to unaffiliated subadvisors; and (c) the fee paid to each Affiliated Subadvisor (“Aggregate Fee Disclosure”).

Under the terms of the Order, the Trust and New York Life Investment Management would be subject to several conditions imposed by the SEC if shareholders approve this Proposal 2. For example, as is currently the case for unaffiliated subadvisors, within 90 days after a change in the Fund’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Fund’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Fund governance requirements.

On May 29, 2019, the SEC issued the Carillon Order, which would permit the Carillon Series Trust and its investment adviser, subject to the approval of the board of the trust, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisors and any subadvisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act. The Carillon Order also would extend the Aggregate Fee Disclosure to permit disclosure of (i) the fees paid to a fund’s investment adviser and a wholly-owned subadvisor on an aggregate basis and (ii) the aggregate fees paid by to the investment adviser and any affiliated subadvisors and unaffiliated subadvisors. On July 9, 2019, the SEC staff issued the BNYM No-Action Letter stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover affiliated subadvisors without seeking an amended exemptive order from the SEC. The SEC staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, including that shareholders of the relevant fund(s) approve the operation of the fund(s) under the manager of managers structure contemplated by the Carillon Order. If Proposal 2 is approved by shareholders, the Trust and New York Life Investment Management intend to rely on the Carillon Order and comply with its conditions.

Shareholder approval of Proposal 2 would provide more flexibility and allow New York Life Investment Management to operate with greater efficiency and cost-effectiveness than under the current structure.

By approving this Proposal 2, shareholders are approving the operation by the Fund in a manager-of-managers structure under the Order and any other manager-of-managers structure as may be permitted now or in the future by applicable exemptive relief, law, rule, no-action relief or guidance from the SEC or its staff.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PERMITTING NEW YORK LIFE INVESTMENT MANAGEMENT, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on September 28, 2026 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management, located at 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Only shareholders of the Fund as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. Ownership of a fractional share entitles you to a corresponding fractional vote. The presence in person or by proxy of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote on the Record Date shall constitute a quorum. When a quorum is present, approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of a fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the fund.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting.

Abstentions and broker non-votes will have the same effect as shares voted against a Proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a Proposal, the shares will be voted in favor of the respective Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the shareholder intends to introduce at such meeting. Any shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplement, will be borne by New York Life Investment Management. The proxy costs are estimated to be between $125,000 and $150,000. The Fund has retained Computershare Fund Services, located at 51 West 52nd Street, 6th Floor New York, NY 10019, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone,

e-mail or other personal contact by personnel of New York Life Investment Management, the Fund, their respective affiliates, or, in New York Life Investment Management’s discretion, a commercial firm retained for this purpose.

OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Fund had 5,571,989.953 shares outstanding.

The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Fund’s outstanding shares as of June 30, 2026.

Fund Class	Name and Address	Shares Owned	Percentage of Shares
NYLI Epoch International Choice Fund – Class A	EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	244,063.672	35.33%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	105,671.754	15.30%

NYLI Epoch International Choice Fund – Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	371.383	44.92%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	151.099	18.28%

	NEW YORK LIFE TRUST CO CUST FOR THE ROTH IRA OF JODY S EPSARO	57.368	6.94%

	NEW YORK LIFE TRUST CO CUST FOR THE ROTH IRA OF KAREN L MALLARD	54.000	6.55%

Fund Class	Name and Address	Shares Owned	Percentage of Shares

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	51.446	6.22%

	DOROTHY A SCHROEDER	46.294	5.60%

NYLI Epoch International Choice Fund – Class I	NEW YORK LIFE INSURANCE CO. NYLIM VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FL ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	846,668.454	17.59%

	NEW YORK LIFE INSURANCE CO. NYLIM VP EQUITY ALLOCATION (57210) 30 HUDSON ST 23RD FL ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	768,646.692	15.97%

	NEW YORK LIFE INSURANCE CO. NYLI GROWTH ALLOCATION 30 HUDSON ST 23RD FL ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	747,408.029	15.53%

	NEW YORK LIFE INSURANCE CO. NYLI EQUITY ALLOCATION 30 HUDSON ST 23RD FL ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	509,400.851	10.58%

	NEW YORK LIFE INSURANCE CO. NYLI MODERATE ALLOCATION 30 HUDSON ST 23RD FL ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	499,952.057	10.39%

	NEW YORK LIFE INSURANCE CO. NYLIM VP MODERATE ALLOCATION 30 HUDSON ST 23RD FL (57220) ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	409,628.731	8.51%

NYLI Epoch International Choice Fund – SIMPLE Class	NEW YORK LIFE TRUST CO CUST ST MARYS HOSPICE SERVICES GARY G KRBOYAN	900.494	25.21%

Fund Class	Name and Address	Shares Owned	Percentage of Shares

	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	740.82	20.74%

	NEW YORK LIFE TRUST CO CUST MOBILE PAIN TECHNOLOGY ERIC KLETTLINGER	562.429	15.75%

	NEW YORK LIFE TRUST CO CUST MOBILE PAIN TECHNOLOGY MAYRA KLETTLINGER	468.692	13.12%

	NEW YORK LIFE TRUST CO CUST MD ROOFING AND COATINGS LLC RYAN MASSEY	466.766	13.07%

	NEW YORK LIFE TRUST CO CUST PURINTUN FARMS NATHAN L BAUMGARTNER	293.531	8.22%

As of June 30, 2026, the officers and Trustees as a group owned less than 1% of the Fund.

Vote of Fund Shares by New York Life Investment Management.

The Trust also includes four Asset Allocation Funds (the “Allocation Funds”), which may invest in and own shares of the Fund directly. In that event, the Allocation Funds’ investment manager, New York Life Investment Management, and/or its affiliates has the discretion to vote all or some of the Fund’s shares on each Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Fund has been advised by New York Life Investment Management that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed a Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with a Fund, you may write to the Fund at 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782.

Shareholder Reports and Form N-CSR

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports and Form N-CSR to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview.com/NYLIM, or write to NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Fund’s principal underwriter and distributor for the Fund’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with respect to the Fund, New York Life Investment Management, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs.

EXHIBIT A

NEW YORK LIFE INVESTMENTS FUNDS

NEW YORK LIFE INVESTMENTS FUNDS TRUST

NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement is effective as of the 28th day of November, 2025 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Candriam, a partnership limited by shares organized under the laws of Luxembourg (the “Subadvisor” or “Candriam”).

WHEREAS, New York Life Investments Funds, New York Life Investments Funds Trust and New York Life Investments VP Funds Trust (each a “Registrant” and collectively, the “Registrants”), each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with each Registrant, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Registrant; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager and the Subadvisor entered into a Subadvisory Agreement dated July 1, 2022 with respect to New York Life Investments

Funds Trust and New York Life Investments VP Funds Trust, as amended; and a Subadvisory Agreement dated July 1, 2022 with respect to New York Life Investments Funds, as amended (the “Previous Subadvisory Agreements”); and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, the parties hereto now desire to amend and restate the Previous Subadvisory Agreements; and

WHEREAS, this Agreement restates, in its entirety, the Previous Subadvisory Agreements; and

WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Previous Subadvisory Agreements;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment. The Manager hereby appoints Candriam to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to all, or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (the “Allocated Assets”), subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties. Subject to the supervision of each Registrant’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration

Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Registrant.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Registrant in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Registrant), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of each Registrant to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement between each Registrant and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each

Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or each

Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Registrant;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Registrant may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware (for New York Life Investments Funds Trust and New York Life Investments VP Funds Trust) and the Commonwealth of Massachusetts (for New York Life Investments Funds), as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b) By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of each Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of each Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11. Representations Respecting Subadvisor. The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within ten (10) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this

Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the

Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of each Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and a Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant, including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name New York Life Investments or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement between a Registrant and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Candriam or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to each Registrant upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at Candriam, 19-21 route d’Arlon L-8009 Strassen Luxembourg, Attention: Chairman of the Management Board, with a copy to General Counsel.

22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 28th day of November, 2025. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	/s/ Brian J. McGrady	By:	/s/ Kirk C. Lehneis
Name:	Brian J. McGrady	Name:	Kirk C. Lehneis
Title:	Director and Associate General Counsel	Title:	Senior Managing Director

CANDRIAM

Attest:	/s/ Pierre-Guillaume Veaux	By:	/s/ Jean Yves Maldague
Name:	Pierre-Guillaume Veaux	Name:	Jean Yves Maldague
Title:	Member of the Branch Management Committee - France	Title:	Managing Director

SCHEDULE A

(As of November 28, 2025)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND/PORTFOLIO	ANNUAL RATE

New York Life Investments Funds
NYLI Candriam Emerging Markets Debt Fund	0.35% on assets up to $500 million; and 0.325% on assets over $500 million

New York Life Investments Funds Trust
NYLI Candriam Emerging Markets Equity Fund	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion

New York Life Investments VP Funds Trust
NYLI VP Candriam Emerging Markets Equity Portfolio (portfolio portion)	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion

The portion of the fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

For certain Series, the Manager may agree to waive a portion of each Series’ management fee or reimburse the expenses of the appropriate class of the Series so that the class’ total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager agrees to waive its management fee or reimburse expenses, Candriam, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.

Payment will be made to the Subadvisor on a monthly basis.

NYLIM FUNDS

NYLIM FUNDS TRUST

NYLIM VP FUNDS TRUST

AMENDMENT TO AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amendment to the Amended and Restated Subadvisory Agreement, is made as of the 2nd day of October, 2026, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Candriam, a partnership limited by shares organized under the laws of Luxembourg (the “Subadvisor” or “Candriam”).

WHEREAS, the Manager and the Subadvisor are parties to the Amended and Restated Subadvisory Agreement, dated November 28, 2025 (the “Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the addition of NYLIM Candriam International Core Equity Fund;

NOW, THEREFORE, the parties agree as follows:

(i)	Effective October 2, 2026, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers and attested effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Brian J. McGrady	Name:	Kirk C. Lehneis
Title:	Director and Associate General Counsel	Title:	Senior Managing Director

CANDRIAM

Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

(As of October 2, 2026)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND/PORTFOLIO	ANNUAL RATE

NYLIM Funds
NYLIM Candriam Emerging Markets Debt Fund	0.35% on assets up to $500 million; and 0.325% on assets over $500 million

NYLIM Funds Trust
NYLIM Candriam Emerging Markets Equity Fund	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion

NYLIM Candriam International Core Equity Fund	0.30% on assets up to $5 billion; 0.2875% on assets $5 billion to $7.5 billion; and 0.275% on assets over $7.5 billion

NYLIM VP Funds Trust
NYLIM VP Candriam Emerging Markets Equity Portfolio (portfolio portion)	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion

The portion of the fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

For certain Series, the Manager may agree to waive a portion of each Series’ management fee or reimburse the expenses of the appropriate class of the Series so that the class’ total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager agrees to waive its management fee or reimburse expenses, Candriam, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.

Payment will be made to the Subadvisor on a monthly basis.

EXHIBIT B

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

The directors and officers of New York Life Investment Management LLC and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name	Title
Naïm Abou-Jaoudé	Member of the Board of Managers, Chair and Chief Executive Officer
Kevin Bopp	Senior Vice President and Chief Compliance Officer
Maureen Cronin	Senior Vice President, General Counsel and Assistant Secretary
Francis Harte	Member of the Board of Managers and Chief Financial Officer
Alain Karaoglan	Member of the Board of Managers
Craig Sabal	Member of the Board of Managers

B-1

EXHIBIT C

ADDITIONAL INFORMATION ABOUT CANDRIAM

The directors and officers of Candriam and their respective titles are listed below. The address for each officer and director is 19-21 route d’Arlon L-8009 Strassen, Luxembourg.

Name	Position With Candriam
Naïm Abou-Jaoudé	Chairman
Renato Guerriero	Director & Deputy CEO, Global Development & Distribution, Chief Sales & Distribution Officer
Vincent Hamelink	Director & Chief Executive Officer
Francis M. Harte	Director
Alain M. Karaoglan	Director
Melissa Kuan	Director
Jean-Yves Maldague	Director, Managing Director & Officer
Alison H. Micucci	Director
Matthias Bailleul	Director
Jean-François Deschamps	Director
Dirk Gyselinck	Director

REG-00138-07/26

C-1

NYLI EPOCH INTERNATIONAL CHOICE FUND PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting New York Life Investment Management LLC 51 Madison Avenue, New York, New York 10010 on September 28, 2026

Please detach at perforation before mailing.

PROXY	NYLI EPOCH INTERNATIONAL CHOICE FUND SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 28, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints J. Kevin Gao, Thomas C. Humbert, Jr., Thomas Lynch and Brian McGrady, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the NYLI Epoch International Choice Fund (“Fund”), a series of New York Life Investments Funds Trust (“Trust”), a Delaware statutory trust, to be held at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010, on Monday, September 28, 2026 at 10:00 a.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this special meeting of shareholders and specifically as indicated on the reverse side of this proxy card.

Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NYL_35203_061126

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on September 28, 2026.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/nyl-35203

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals The Board recommends voting “FOR” the proposals.
		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between New York Life Investment Management LLC, the Fund’s investment manager, and Candriam with respect to the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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